UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2005

Dynamic Health Products, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-23031	34-1711778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12399 Belcher Road South, Suite 140, Largo, Florida	33773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 683-0670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective March 31, 2005, Dynamic Health Products, Inc., a Florida corporation (“Dynamic” or the “Company”) acquired Dynamic Marketing, Inc., a Rhode Island corporation (“DMI”).

The above was accomplished pursuant to an Agreement And Plan Of Merger (the “Agreement”) dated March 2, 2005, by and among Dynamic Health Products, Inc., Gregg Madsen and Dynamic Marketing, Inc. At the closing, Dynamic, through its wholly-owned subsidiary, acquired all of the issued and outstanding shares of common stock of DMI (the “Shares”). The consideration paid by Dynamic for the Shares was Seventy-Five Thousand Dollars ($75,000) in cash, 100,000 restricted shares of Dynamic’s common stock, the right to receive the earnout payments, if any, payable pursuant to the Agreement and an option (the “Option”) to purchase up to an aggregate of 250,000 shares of Dynamic common stock over a three (3) year period with three (3) years vesting and an exercise price of $1.55 per share, based upon and subject to the terms of the form of stock option agreement. In addition, concurrent with the closing, Dynamic paid an aggregate of approximately $1,900,000 of non-assumable DMI obligations. Upon the closing of the acquisition, our subsidiary entered into an employment agreement with Mr. Madsen for a term of three years to serve as Chief Operating Officer of the subsidiary.

In conjunction with the acquisition, Dynamic completed the placement of $4 million in secured convertible notes and warrants to an institutional investor.

DMI is engaged in wholesaling and distributing a wide variety of non-prescription dietary supplements, health food and nutritional products, performance drinks, tanning products, exercise accessories and other related products. It was determined by management and the Board of Directors of Dynamic that it would be in the best interest of Dynamic to acquire DMI to further certain of its business objectives, including without limitation, providing additional sales and expanded marketing and distribution channels for Dynamic.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by Dynamic Health Products, Inc. on March 31, 2005, announcing its completion of the acquisition of Dynamic Marketing, Inc., is filed herewith as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of Dynamic Marketing, Inc. for the three years ended December 31, 2004, 2003 and 2002, prepared pursuant to Rule 3.05 of Regulation S-X, previously filed.

(b)	Pro forma financial information required pursuant to Article 11 of Regulation S-X:

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2004

	Dynamic Health Products, Inc.	Dynamic Marketing, Inc.	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
ASSETS

Current assets:
Cash and cash equivalents	$633,377	$28,044	$(75,000)	(a)	$1,818,808
			1,232,387	(c)	—
Cash in escrow	550,000	—	—		550,000
Marketable equity securities, net	1,749,005	—	—		1,749,005
Accounts receivable, net	1,118,935	972,368	—		2,091,303
Inventories, net	2,798,316	1,299,616	—		4,097,932
Prepaid expenses	262,093	79,180	—		341,273
Deferred consulting fees	740,324	—	—		740,324
Other current assets	68,052	14,784	—		82,836
Due from affiliates	1,412	—	—		1,412
Note receivable from affiliate	42,777	—	—		42,777

Total current assets	7,964,291	2,393,992	1,157,387		11,515,670

Property, plant and equipment, net	257,855	447,414	—		705,269

Goodwill	2,758,278	—	378,466	(a)	3,553,053
			387,500	(a)
			28,809	(b)
Intangible assets, net	294,837	203,311	221,675	(c)	719,823
Other assets	34,491	—	—		34,491

Total assets	$11,309,752	$3,044,717	$2,173,837		$16,528,306

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,512,347	$1,093,337	$28,809	(a)	$2,634,493
Other payables	200,365	363,140	—		563,505
Lines of credit	—	1,229,648	1,568,367	(c)	1,568,367
			(1,229,648)	(c)
Current portion of long-term obligations	848,615	2,139	—		850,754
Accrued expenses	295,894	160,383	—		456,277
Obligations to affiliates	68,946	—	—		68,946
Notes payable	28,016	126,088	(122,162)	(c)	31,942

Total current liabilities	2,954,183	2,974,735	245,366		6,174,284

Deferred income taxes	639,700	—	—		639,700
Long-term obligations, less current portion	1,649,286	208,448	(194,128)	(c)	1,663,606

Total liabilities	5,243,169	3,183,183	51,238		8,477,590

Commitments and contingencies
Shareholders’ equity:
Series A Convertible Preferred stock	—	—	—		—
Series B 6% Cumulative Convertible Preferred stock	—	—	—		—
Common stock	132,106	1,000	(1,000)	(a)	133,106
			1,000	(a)
Additional paid-in capital	5,971,418	—	164,000	(a)	7,954,551
			387,500	(a)
			1,431,633	(c)
Retained earnings (deficit)	(1,123,878)	(139,466)	139,466	(a)	(1,123,878)
Accumulated other comprehensive income:
Unrealized gains (losses) on marketable equity securities, net of tax	1,086,937	—	—		1,086,937

Total shareholders’ equity	6,066,583	(138,466)	2,122,599		8,050,716

Total liabilities and shareholders’ equity	$11,309,752	$3,044,717	$2,173,837		$16,528,306

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

	Dynamic Health Products, Inc.	Dynamic Marketing, Inc.	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Revenue	$1,892,539	$13,789,307	$—		$15,681,846
Cost of goods sold:	942,533	10,679,325	—		11,621,858

Gross profit	950,006	3,109,982	—		4,059,988

Operating expenses:
Selling, general and administrative expenses	1,350,040	3,249,366	73,892	(d)	4,673,298

Total operating expenses	1,350,040	3,249,366	73,892		4,673,298

Operating income (loss) before other income and expense	(400,034)	(139,384)	(73,892)		(613,310)

Other income (expense):
Interest income	3,104	—	—		3,104
Loss on distribution of investment	—	—	—		—
Other income and expenses, net	283,895	—	—		283,895
Losses on marketable equity securities, net	(102,434)	—	—		(102,434)
Gain on sale of investment	71,843	—	—		71,843
Loss on disposition of equipment	(1,335)	(4,687)	—		(6,022)
Equity in income (loss) of affiliated companies	(6,500)	—	—		(6,500)
Interest expense	(96,169)	(111,758)	(477,211	)(e)	(685,138)

Total other income (expense)	152,404	(116,445)	(477,211)		(441,252)

Income (loss) before income taxes	(247,630)	(255,829)	(551,103)		(1,054,562)
Income tax expense (benefit)	(138,979)	—	—		(138,979)

Net income (loss)	(108,651)	(255,829)	(551,103)		(915,583)
Preferred stock dividends	—	—	—		—

Net income (loss) available to common shareholders	$(108,651)	$(255,829)	$(551,103)		$(915,583)

Basic and diluted loss per share	$(0.01)				$(0.07)

Basic and diluted weighted average number of common shares outstanding	12,387,611		100,000	(f)	12,487,611

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2004

	Dynamic Health Products, Inc.	Dynamic Marketing, Inc.	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Revenue	$7,577,387	$10,341,980	$—		$17,919,367

Cost of goods sold	6,433,603	8,009,494	—		14,443,097

Gross profit	1,143,784	2,332,487	—		3,476,271

Operating expenses:
Selling, general and administrative expenses	1,959,620	2,437,025	55,419	(g)	4,452,064

Total operating expenses	1,959,620	2,437,025	55,419		4,452,064

Operating income (loss) before other income and expense	(815,836)	(104,538)	(55,419)		(975,793)

Other income (expense):
Interest income	3,793	—	—		3,793
Gain on distribution of investment	1,349,966	—	—		1,349,966
Gain on sale of property	654,241	—	—		654,241
Loss on disposition of equipment	—	(3,515)	—		(3,515)
Other income and expenses, net	83,101	—	—		83,101
Interest expense	(438,617)	(83,819)	(357,908	)(h)	(880,344)

Total other income (expense)	1,652,484	(87,334)	(357,908)		1,207,242

Income (loss) before income taxes	836,648	(191,872)	(413,327)		231,449

Income tax expense (benefit)	161,807	—	—		161,807

Net income (loss)	674,841	(191,872)	(413,327)		69,642

Preferred stock dividends	—	—	—		—

Net income (loss) available to common shareholders	$674,841	$(191,872)	$(413,327)		$69,642

Basic income (loss) per share	$0.05				$—

Basic weighted average number of common shares outstanding	12,816,472		100,000	(i)	12,916,472

Diluted income (loss) per share	$0.04				$—

Diluted weighted average number of common shares outstanding	16,906,473		1,400,000	(i)(j)	18,306,473

See notes to unaudited pro forma condensed consolidated financial statements.

Dynamic Health Products, Inc. And Subsidiaries

Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma data presented in the unaudited pro forma condensed consolidated financial statements is included in order to illustrate the effect on the Company’s financial statements of the transactions described below:

Effective March 31, 2005, Dynamic Health Products, Inc., a Florida corporation (“Dynamic” or the “Company”) acquired Dynamic Marketing, Inc., a Rhode Island corporation (“DMI”).

The above was accomplished pursuant to an Agreement And Plan Of Merger (the “Agreement”) dated March 2, 2005, by and among Dynamic Health Products, Inc., Gregg Madsen and Dynamic Marketing, Inc. At the closing, Dynamic, through its wholly-owned subsidiary, acquired all of the issued and outstanding shares of common stock of DMI (the “Shares”). The consideration paid by Dynamic for the Shares was Seventy-Five Thousand Dollars ($75,000) in cash, 100,000 restricted shares of Dynamic’s common stock, the right to receive the earnout payments, if any, payable pursuant to the Agreement and an option (the “Option”) to purchase up to an aggregate of 250,000 shares of Dynamic common stock over a three (3) year period with three (3) years vesting and an exercise price of $1.55 per share, based upon and subject to the terms of the form of stock option agreement. In addition, concurrent with the closing, Dynamic paid an aggregate of approximately $1,900,000 of non-assumable DMI obligations. Upon the closing of the acquisition, our subsidiary entered into an employment agreement with Mr. Madsen for a term of three years to serve as Chief Operating Officer of the subsidiary.

In order to consummate the acquisition of DMI, on March 29, 2005, the Company entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (“Laurus”), whereby the Company completed the sale to Laurus of a secured convertible note in the principal amount of $4,000,000 and warrants to purchase 750,000 shares of the Company’s common stock.

The pro forma information is based on the following historical financial statements after giving effect to the acquisition of DMI using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

The audited financial statements of DMI as of and for the year ended December 31, 2004 (included in the filing of the Company’s Current Report on Form 8-K/A, dated March 31, 2005), which have been provided by DMI.

The unaudited financial statements of DMI for the nine months ended December 31, 2004 have been provided based on the extrapolation of nine months from the twelve months of operations of DMI as reported in the audited financial statements of DMI for the year ended December 31, 2004.

These pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the consolidations had been in effect on the dates indicated or which may be obtained in the future.

Prior to the Company’s acquisition of DMI it was an S Corporation for federal income tax purposes. Therefore, no income tax provision has been provided in the historical financial statements of DMI and no income tax effects were considered in the pro forma financial statements.

In the opinion of management of the Company, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and related notes of the respective companies.

(A) The pro forma condensed consolidated balance sheet as of December 31, 2004 gives effect to the purchase of DMI and the funding for the purchase through the sale of a secured convertible note in the principal amount of $4,000,000 and warrants to purchase 750,000 shares of Company common stock, the payment of $75,000 in cash and the issuance of 100,000 shares of Company common stock and the granting of 250,000 stock options to the former owner of DMI, as if it had occurred on March 31, 2004.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated balance sheet:

(a)	To reflect the acquisition of DMI by the Company, including the payment of cash, the issuance of Company common stock and the payment of stock options.

(b)	To reflect estimated acquisitions costs.

(c)	To reflect the issuance of the convertible note and warrants to Laurus and the payment of various obligations of DMI.

(B) The pro forma condensed consolidated statement of operations for the year ended March 31, 2004 gives effect to the purchase of DMI and the funding for the purchase through the sale of a secured convertible note in the principal amount of $4,000,000 and warrants to purchase 750,000 shares of Company common stock, and the granting of 250,000 stock options for the purchase of Company common stock to the former owner of DMI, as if it had occurred on April 1, 2003.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of operations:

(d)	Amortization of loan costs.

(e)	Amortization of the debt discount.

(f)	Issuance of 100,000 shares of common stock.

(C) The pro forma condensed consolidated statement of operations for the nine months ended December 31, 2004 gives effect to the purchase of DMI and the funding for the purchase through the sale of a secured convertible note in the principal amount of $4,000,000 and warrants to purchase 750,000 shares of Company common stock, and the granting of 250,000 stock options for the purchase of Company common stock to the former owner of DMI, as if it had occurred on April 1, 2004.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of operations:

(g)	Amortization of loan costs.

(h)	Amortization of the debt discount.

(i)	Issuance of 100,000 shares of common stock.

(j)	Granting of 250,000 stock options, granting of warrants to purchase 750,000 shares of Company common stock and granting of 300,000 stock options pursuant to employment agreement.

(c) Exhibits. The following documents are filed as exhibits to this report.

10.1	Agreement And Plan Of Merger dated March 2, 2005, by and among Dynamic Health Products, Inc., Gregg Madsen and Dynamic Marketing, Inc.(1)

10.2	Employment Agreement between Gregg Madsen and Dynamic Marketing I, Inc., dated as of March 30, 2005.

99.1	Press release issued March 31, 2005.(2)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed in Washington, D.C. on March 3, 2005.
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed in Washington, D.C. on March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC HEALTH PRODUCTS, INC.

Date: June 14, 2005	/s/ Mandeep K. Taneja
Mandeep K. Taneja, Chief Executive Officer

/s/ Cani I. Shuman
Cani I. Shuman, Chief Financial Officer